For Total Return

Devon Fund

(Photo of illustration from
     Total Return Brochure)

service and guidance

professional management

goals

1998
Semi-Annual
Report


DELAWARE
INVESTMENTS(SM)
-----------
Philadelphia * London

       2
for total return

                                                                  May 11, 1998

Dear Shareholder:

Devon Fund provided a strong +21.38% total return (capital change plus income based on net asset value for A Class shares) for the six months ended April 30, 1998. The Fund's results ranked among the top 15% of growth & income stock funds for the period, as shown below.
        Our value-oriented selection process led us to stocks of large and mid-size companies that performed well amid a strong domestic economy with low inflation. Devon's holdings of pharmaceutical companies, retailers, specialty chemical businesses and selected capital goods companies provided robust returns.
        Your Fund will mark its fifth anniversary in December 1998. We are pleased to report that Devon's lifetime performance as of April 30, 1998 placed it in the top 2% of the increasingly competitive growth & income category of funds, as shown below.

        The Fund's portfolio manager - George H. Burwell - strives to select stocks with a blend of growth and value characteristics while efficiently pruning the portfolio of companies that become overvalued or fail to live up to expectations. We believe this approach can be useful in today's volatile stock market environment.
        Since autumn, investors have faced a schizophrenic market. In October, we saw the biggest one-day point drop in history amid concerns about recession along the Pacific Rim. Then in the first calendar quarter of 1998, the S&P 500 rebounded nearly 14% to close over the 1000 level


Devon's lifetime performance as of April 30, 1998 placed it in the top 2% of the increasingly competitive growth & income category of funds.

CUMULATIVE/AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended              December 29, 1993
                                                          April 30, 1998               to April 30, 1998
-------------------------------------------------------------------------------------------------------------
Devon Fund A Class                                          +21.38%                      +25.23%
-------------------------------------------------------------------------------------------------------------
Lipper Growth & Income Fund Average                         +17.38% (708 funds)          +20.67% (320 funds)
Ranking*                                                    Top 15%                       Top 2%
Standard & Poor's 500 Index                                 +22.47%                      +25.00%
-------------------------------------------------------------------------------------------------------------

All performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 8. Past performance does not guarantee future results.

*Total returns of Devon Fund's A class shares ranked 7 of 320 funds, 41st out of 431 funds, 69th out of 657 funds and 99th of 708 funds for the lifetime, three-year, one-year and six-month periods ended April 30, 1998 by Lipper Analytical Services. Rankings are based on total return at net asset value. Fee limitations were in effect for the periods shown. Returns would have been lower without the limitations.

                                                                     3
                                                              for total return

for the first time. It marked the 13th consecutive three-month period of rising stock prices and provided among the best first quarter returns since 1928, according to Ibbotson Associates.
        The level of risk in the overall stock market has increased. Profit growth is slowing and some investors are concerned that the Federal Reserve Board may raise interest rates modestly later this year. Still, even at current prices, Devon's portfolio manager is finding attractive values, especially among mid-size companies.
        By using a strict buy and sell discipline, we believe Devon's investment approach has the potential to reduce exposure to market risks while providing attractive long-term total returns, especially when compared with more aggressive equity strategies.
        We are delighted to see that Devon's popularity with investors is rising. During the first half of fiscal 1998, the Fund's shareholder base grew between 10% and 20% per month. As of April 30, 1998, the Fund's net assets stood at $167 million, a more than 60% increase since October. Still, we think the Fund's relatively modest size enables Mr. Burwell to quickly respond to and anticipate market change.
        Thank you for your confidence in Delaware Investments.

Sincerely,



/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman



/s/ Jeffrey J. Nick
-------------------
Jeffrey J. Nick
President and Chief Executive Officer


PORTFOLIO HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
                                                           April 30, 1998               October 31, 1997
---------------------------------------------------------------------------------------------------------
Median Market Capitalization                               $5.5 billion                   $5.7 billion
Number of Stocks                                                64                             54
Average Stock Price-to-Earnings Ratio                         21.3x                          17.0x
Top Sector                                               Consumer Growth                 Capital Goods
Annual Portfolio Turnover Rate                                 51%                            64%
Beta*                                                          0.88                           0.96
---------------------------------------------------------------------------------------------------------

P/Es are based on analysts' earnings estimates as reported to First Call. *A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility.

       4
for total return

Portfolio Manager's Review

The U.S. stock market has soared to extraordinary new heights since the summer of 1997 despite the advent of a major recession in Asia and robust domestic economic growth. Merger activity in several industries and falling interest rates boosted share prices of large and mid-size companies.
        Annual consumer inflation was just 1.4% as of April 30, 1998, the lowest level in 12 years. With the aid of stock buybacks, cost-cutting and increased marketing, many domestic-oriented companies have reported earnings gains. However, some areas such as technology and basic industry face lower profits in the months ahead due to increased competition from inexpensive exports and weakened product demand from Pacific Rim customers.
        Devon Fund's positive cash flow from new investors gave your Fund's management the flexibility and resources to buy companies with consistent earnings and dividend growth potential at attractive prices without having to "trade-in" stocks we thought still have potential. We generally sold stocks that had appreciated to the point where the Fund's sell discipline was triggered. This happens when a stock's price relative to earnings (P/E ratio) exceeds that of the overall market by more than 20%.
        Since autumn, we achieved success with high-profile companies making or distributing pharmaceuticals such as Eli Lilly & Co. and Rite-Aid Corp. Nationwide retailers such as Lowe's Companies, a hardware chain, and Intimate Brands Inc., operator of Victoria's Secret and Bath & Body Works' stores, also helped lift your Fund's returns.
        As in fiscal 1997, our holdings of niche service and capital goods businesses delivered solid results. These included Ecolab Inc., which provides sanitary

Merger activity in several industries and falling interest rates boosted share prices of large and mid-size companies.


TOP 10 HOLDINGS

-------------------------------------------------------------------------------------------------------------------
April 30, 1998

Company                                Percent of Net Assets    Dividend Growth Rate         Price/Earnings Ratio
-------------------------------------------------------------------------------------------------------------------
Rite Aid Corp.                                   4.5%                   10.1%                        21.3x
Ecolab Inc.                                      4.0                    14.3                         27.4
Masco Corp.                                      4.0                     5.2                         21.5
American Home Products                           4.0                     6.1                         25.4
Intimate Brands                                  3.0                   300.0                         19.0
Federal Home Loan Marketing Corp.                2.9                    14.3                         20.5
Symbol Technologies                              2.8                       *                         27.6
Equifax Inc.                                     2.7                     4.5                         26.3
AFLAC Inc.                                       2.3                    15.0                         21.1
Johnson & Johnson                                2.2                    15.6                         26.5

Dividend growth rate represents the percentage increase in quarterly dividends for the 12 months ended 4/30/98. P/E ratios based on analysts' estimates as reported to First Call for 1998. *Began paying a semi-annual dividend on 4/1/97.
Source: Bloomberg Business News.

                                                                     5
                                                              for total return

services to the hospitality industry, and Symbol Technologies, which makes machines that scan bar codes.
        A few of our stock selections such as BetzDearborn, a chemical company specializing in water treatment systems, and Motorola, which makes pagers, cellular telephones and semi-conductors, did not meet our expectations. Both were sold at a loss during the first half.
        Over time, we think investors will pay more for companies with consistent earnings and dividend growth. When we select stocks, we look for:
* Value - attractive growth at discount prices;
* Consistency - steady growth
  in a relatively stable industry;
* Cash flow - substantial resources to
  reinvest in the business or raise
  dividends;
* Catalysts - improving operations or
  expansion through acquisition; and
* Undiscovered potential - the
  company's potential hasn't been
  recognized yet by the market.

OUTLOOK

Compared to the end of calendar year 1997, investor confidence is much greater, and that has helped push stock prices higher. Investors seem willing to pay more for consistent growth, and in the case of some pharmaceutical and technology stocks, relative value is being ignored. Some companies' shares trade at 40 times next year's projected profits.
        Risks associated with owning equities have increased, in our view, especially if earnings should disappoint investors. Profits of companies in the S&P 500 Index grew by only 3% in the first calendar quarter of 1998, the smallest increase in nearly seven years. Stock prices have continued to rise because most analysts believe corporate earnings could surge later this year.

Your Fund reduced its position in capital goods companies since autumn and modestly increased its position in consumer firms selling at what appear to be reasonable prices.

DEVON'S POSITIONING COMPARED TO THE S&P 500 INDEX

-------------------------------------------------------------------------------------------------------------------
April 30, 1998

                                       Percent of           Allocation Change From           Percent of
Broad Sectors                      Fund's Net Assets           October 31, 1997            S&P 500 Index
-------------------------------------------------------------------------------------------------------------------
Finance                                 15.7%                        +2.5%                     17.6%
Capital Goods                           13.9                         -6.0                       9.3
Consumer Growth                         13.5                         -1.0                      15.8
Consumer Cyclicals                      10.7                         +3.4                       9.0
Technology                               8.6                         +2.4                      15.2
Consumer Staples                         7.6                         -2.4                      10.4
Energy                                   3.3                         -0.9                       6.9
Utilities                                2.7                         -3.0                       9.9
REITs                                    2.7                         -1.4                       0.0

       6
for total return

LARGEST NEW PURCHASES/SALES
October 31, 1997 to April 30, 1998
------------------------------------------------------

        Purchases                Sales
------------------------------------------------------
        Intimate Brands          Tyco International
        Symbol Technologies      SmithKline Beecham
        AFLAC Inc.               WR Grace & Co.

        To help reduce risk, we are sticking with Devon's strict growth with value discipline. What we mean is we won't pay more than a 20% premium for any stock (compared to the price-earnings ratio of the S&P 500). We prefer to buy stocks whose P/E ratio is lower than the overall market.
        For the balance of fiscal 1998, we think certain consumer oriented companies exhibiting dividend and earnings growth are likely to provide superior returns. We have positioned Devon's portfolio to benefit from well-managed businesses in the clothing, home remodeling, paint, life insurance and retail sectors, among others.


We generally prefer to buy stocks whose P/E ratio is lower than the overall market.


        While there are some signs of slowing in American exports, U.S. consumer spending has remained strong. The domestic economy is being propelled by relatively low interest rates, mortgage refinancing, the lowest unemployment rate in a generation and inexpensive fuel prices. In a climate of increased stock market volatility and exuberance for some large multinational corporations, we believe prudent investors are likely to assign higher P/Es to domestic-oriented, medium size, stable growth companies.



George H. Burwell
Vice President and
Senior Portfolio Manager

May 11, 1998

(photo of family on beach)

Q. WITH YIELDS AT AN ALL-TIME LOW, DOES DIVIDEND GROWTH STILL MATTER?

A. Definitely yes. It can point the way to capital appreciation potential.

                                                                     7
                                                              for total return

A Signal Of Opportunity
Devon Fund's Buy/Sell Discipline At Work

Tyco International has been a successful holding since Devon Fund's inception. The company is best known for making and servicing fire detection equipment such as smoke alarms.
        When we purchased shares, we saw an undiscovered medium-size company with a solid business strategy. Over the past four years, Tyco has grown significantly through mergers and acquisitions. Its stock has outperformed the S&P 500 Index for three consecutive years. Its share price has risen more than five-fold from when we first began accumulating a position.
        Tyco's strategy has been to buy companies at prices that immediately increase earnings per share. In the past year, it has spent more than $10.5 billion for businesses such as American Home Products Corp.'s medical supplies unit. Each acquisition has fit one of Tyco's four main businesses: disposable medical products, security systems, electronics or valves.
        For example, Tyco paid $1.77 billion in cash to add American Home's catheter, needle and syringe business to its own Kendall Co. operation, which makes products for wound care, incontinence and anesthetic care.
        We were fortunate to recognize Tyco's growth potential early on. In 1994 and 1995, we increased our position so that by fiscal 1996, and for much of fiscal 1997, the company was the Fund's largest stock holding. Investor recognition grew as Tyco grew.
        As of October 31, 1997, Tyco was our third largest holding (4.1% of net assets). Over the next few months, with the completion of the American Home deal, Tyco gained even more favor with investors.
        During the first half of fiscal 1998, we substantially reduced our position as investors began to assign Tyco a higher-than-market price/earnings (P/E) ratio of 28 times projected fiscal 1998 earnings.
        As of this writing, we still believe Tyco has capital appreciation potential, but it was no longer among our top 10 as of April 30 and represented just 1.8% of net assets. Through such prudent pruning, we believe we can help reduce risk and maintain a diversified portfolio.


Tyco International Stock Price 1993-1998
    Dollars per Share
           High      Low
Dec-93   $12.938   $10.375
Mar-94   $13.813   $12.219
Jun-94   $12.531   $11.000
Sep-94   $12.094   $10.625
Dec-94   $12.531   $10.906
Mar-95   $13.406   $11.625
Jun-95   $14.563   $12.750
Sep-95   $15.813   $13.344
Dec-95   $17.813   $14.750
Mar-96   $19.625   $16.188
Jun-96   $20.688   $17.563
Sep-96   $22.438   $17.750
Dec-96   $28.000   $21.438
Mar-97   $31.000   $25.875
Jun-97   $35.938   $27.000
Sep-97   $43.000   $34.938
Dec-97   $45.500   $34.000
Mar-98   $57.438   $42.375

       8
for total return

DEVON FUND'S LIFETIME PERFORMANCE

                        GROWTH OF A $10,000 INVESTMENT
                     DECEMBER 29, 1993 TO APRIL 30, 1998

                                                            Lipper Growth &
                                                           Income Fund Average
                 Devon Fund A Class      S&P 500 Index        (320 funds)
12/29/93             $9,524                 $10,000             $10,000
4/30/94              $9,896                  $9,744              $9,896
4/30/95             $11,181                 $11,446             $11,352
4/30/96             $14,214                 $14,904             $14,304
4/30/97             $17,623                 $18,650             $17,562
4/30/98             $25,168                 $26,295             $22,278

Chart assumes $10,000 invested on December 29, 1993, and includes the effect of a 4.75% front-end sales charge and reinvestment of all distributions. Performance of other classes of Devon Fund will vary due to differing charges and expenses.


DEVON FUND PERFORMANCE
------------------------------------------------------------------------------
Average Annual Returns Through April 30, 1998
                                                      Lifetime       One Year
------------------------------------------------------------------------------
Class A (Est. 12/29/93)
    Excluding Sales Charge                            +25.23%        +43.37%
    Including Sales Charge                            +23.83%        +36.53%
------------------------------------------------------------------------------
Class B (Est. 9/6/94)
    Excluding Sales Charge                            +26.53%        +42.35%
    Including Sales Charge                            +26.09%        +38.35%
------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge                            +30.00%        +42.41%
    Including Sales Charge                            +30.00%        +41.41%


Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns reflect reinvestment of distributions and sales charges as noted below. Lifetime performance excluding sales charge for B and C Classes assumes either the investment was not redeemed or contingent sales charges did not apply. Voluntary fee limitations were in effect for the time periods shown. Returns would have been lower without the limitations.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months.

Average annual total returns for Devon Fund's Institutional Class, available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +25.60% and +43.79%, respectively, for the lifetime and one-year periods ended April 30, 1998. The six-month cumulative total return for Institutional Class shares was +21.51%.

                                                            for total return 9

Financial Statements

Delaware Group Equity Funds I, Inc.
Devon Fund
Statement of Net Assets
April 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
                                                        Number      Market
                                                       of Shares     Value
--------------------------------------------------------------------------------
 Common Stock - 90.02%
 Aerospace and Defense - 0.86%
 GenCorp+ .......................................        47,100   $ 1,433,606
                                                                  -----------
                                                                    1,433,606
                                                                  -----------
 Automobiles & Auto Parts - 1.77%
 Danaher+ .......................................        41,100     2,954,063
                                                                  -----------
                                                                    2,954,063
                                                                  -----------
 Banking, Finance & Insurance - 15.65%
 American International Group+ ..................        13,600     1,789,250
 Chubb+ .........................................        17,500     1,381,406
 Equifax ........................................       116,400     4,503,225
 Federal Home Loan ..............................       103,100     4,774,819
 Federal National Mortgage ......................        41,400     2,478,825
 Nationwide Financial Services-A ................        42,700     1,852,113
 PMI Group ......................................        41,300     3,355,625
 Provident+ .....................................        34,500     1,347,656
 SAFECO .........................................        36,300     1,811,597
 Unum+ ..........................................        53,400     2,870,250
                                                                  -----------
                                                                   26,164,766
                                                                  -----------
 Buildings and Materials - 4.70%
 Foster Wheeler .................................        44,100     1,221,019
 Masco+ .........................................       114,600     6,646,800
                                                                  -----------
                                                                    7,867,819
                                                                  -----------
 Cable, Media & Publishing - 1.95%
 Wallace Computer Services+ .....................        90,700     3,270,869
                                                                  -----------
                                                                    3,270,869
                                                                  -----------
 Chemicals - 7.63%
 Ecolab .........................................       213,300     6,758,944
 Fuller (HB)  ...................................        29,900     1,866,881
 Grace(W.R.)+  ..................................        32,600       662,188
 Valspar ........................................        87,100     3,473,113
                                                                  -----------
                                                                   12,761,126
                                                                  -----------
 Computers & Technology - 1.91%
 Hewlett-Packard+ ...............................        42,400     3,193,250
                                                                  -----------
                                                                    3,193,250
                                                                  -----------
 Electronics & Electrical - 4.74%
 Intel ..........................................        21,800     1,762,394
 Symbol Technologies ............................       122,900     4,731,650
 Teleflex .......................................        33,600     1,428,000
                                                                  -----------
                                                                    7,922,044
                                                                  -----------
 Energy - 3.27%
*Compagnie Francaise de Petroleum Total+ ........        33,400     1,962,250
 Kerr-McGee .....................................        23,300     1,537,800
*Royal Dutch Petroleum+ .........................        34,900     1,974,031
                                                                  -----------
                                                                    5,474,081
                                                                  -----------
---------
Top 10 equity holdings, representing 32.33% of net assets, are in boldface.

--------------------------------------------------------------------------------
                                                        Number      Market
                                                       of Shares     Value
--------------------------------------------------------------------------------
 Common Stock (Continued)
 Food, Beverage & Tobacco - 7.62%
 ConAgra+ .......................................        83,800   $ 2,445,913
 Hannaford Brothers .............................        41,000     1,821,938
 Hershey Foods ..................................        19,300     1,413,725
 Philip Morris ..................................        81,400     3,037,238
 Ralston-Purina Group+ ..........................        14,600     1,547,600
 Universal Foods ................................        48,900     2,472,506
                                                                  -----------
                                                                   12,738,920
                                                                  -----------
 Healthcare & Pharmaceuticals - 10.07%
 AFLAC ..........................................        60,300     3,919,500
 American Home Products .........................        71,000     6,611,875
 Johnson & Johnson ..............................        51,400     3,668,675
 Tyco International .............................        48,300     2,632,350
                                                                  -----------
                                                                   16,832,400
                                                                  -----------
 Packaging & Containers - 0.66%
*Sealed Air+ ....................................        17,474     1,095,376
                                                                  -----------
                                                                    1,095,376
                                                                  -----------
 Real Estate - 2.68%
 Developers Diversified Realty ..................        21,700       861,219
 Highwoods Properties ...........................        24,500       833,000
 Storage USA+ ...................................        24,100       912,788
 Nationwide Health Properties ...................        39,300       923,550
 Sun Communities ................................        27,400       959,000
                                                                  -----------
                                                                    4,489,557
                                                                  -----------
 Retail - 10.51%
 Intimate Brands+ ...............................       170,400     4,941,600
 Lowe's Companies ...............................        15,000     1,049,063
 May Department Stores+ .........................        22,900     1,412,644
 Rite Aid+ ......................................       233,600     7,504,400
 Sherwin-Williams ...............................        74,800     2,664,750
                                                                  -----------
                                                                   17,572,457
                                                                  -----------
 Telecommunications - 3.42%
 ALLTEL+ ........................................        36,300     1,551,825
 Ericsson (LM) Tel 'B' ADS ......................        31,900     1,638,863
 SBC Communications+ ............................        60,800     2,519,400
                                                                  -----------
                                                                    5,710,088
                                                                  -----------
 Textiles, Apparel & Furniture - 3.90%
 HON Industries .................................       101,900     3,248,063
 Hillenbrand Industries .........................        35,800     2,233,025
 Miller (Herman)  ...............................        34,800     1,049,438
                                                                  -----------
                                                                    6,530,526
                                                                  -----------
 Utilities - 2.67%
 CMS Energy .....................................        31,200     1,363,050
 Edison International+ ..........................        25,400       757,238
 PacifiCorp .....................................        58,500     1,360,125
 CIA Telecom Chile S.A ..........................        39,000       977,431
                                                                  -----------
                                                                    4,457,844
                                                                  -----------

10 for total return
Devon Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                        Number      Market
                                                       of Shares     Value
--------------------------------------------------------------------------------
 Common Stock (Continued)
 Miscellaneous - 6.01%
 Federal Signal ...................................       101,600   $ 2,178,050
 Pentair ..........................................        40,200     1,738,650
 Service International ............................        55,400     2,285,250
 ServiceMaster+ ...................................        53,400     1,525,238
 Stewart Enterprises+ .............................        89,600     2,315,600
                                                                    -----------
                                                                     10,042,788
                                                                    -----------
 Total Common Stock (cost $124,734,275 )                            150,511,580
                                                                    -----------

 Convertible Preferred Stocks - 0.62%
 Freeport-McMoRan Copper & Gold....................        45,400     1,044,200
                                                                    -----------
 Total Convertible Preferred Stocks
 (cost $1,089,960)  ...............................                   1,044,200
                                                                    -----------

 Warrants - 0.57%
 Sealed Air .......................................        15,485       953,295
                                                                    -----------
 Total Warrants (cost $690,975)                                         953,295
                                                                    -----------

                                                       Principal
                                                         Amount
                                                       ---------
 Repurchase Agreements - 9.26%
 With Chase Manhattan Bank 5.48% 05/01/98
   (dated 04/30/98, collateralized by $5,040,157
   U.S. Treasury Notes 6.625% due 06/30/01,
   market value $5,286,300) .......................   $ 5,176,000     5,176,000
 With JP Morgan 5.50% 05/01/98 (dated
   04/30/98, collateralized by $5,219,966
   U.S. Treasury Notes 6.375% due 04/30/99,
   market value $5,259,931) .......................     5,149,000     5,149,000
 With PaineWebber 5.50% 05/01/98 (dated
   04/30/98, collateralized by $2,605,045
   U.S. Treasury Notes 5.125% due 12/31/98,
   market value $2,643,604 and collateralized
   by $2,527,197 U.S. Treasury Notes 6.75%
   due 06/30/99, market value $2,616,519) .........     5,150,000     5,150,000
                                                                    -----------
   Total Repurchase Agreements
   (cost $15,475,000)  ............................                  15,475,000
                                                                    -----------

 Total Market Value of Securities Owned
   (cost $141,990,210) - 100.47%  .............................   $ 167,984,075
 Liabilities net of receivables
   and other assets - (0.47%)  ................................        (781,551)
                                                                  -------------
 Net assets applicable to 8,197,067 shares
   ($1 par value) outstanding - 100.00% .......................   $ 167,202,524
                                                                  =============

 Net Asset Value - Devon Fund A Class
   ($87,527,014 / 4,283,844 shares)  ..........................          $20.43
                                                                         ======
 Net Asset Value - Devon Fund B Class
   ($57,319,555 / 2,816,774 shares)  ..........................          $20.35
                                                                         ======
 Net Asset Value - Devon Fund C Class
   ($13,499,108 / 664,008 shares)  ............................          $20.33
                                                                         ======
 Net Asset Value - Devon Fund Institutional Class
   ($8,856,847 / 432,441 shares)  .............................          $20.48
                                                                         ======

 Components of Net Assets at April 30, 1998:
 Common Stock, $1 par value, 125,000,000 shares
   authorized to the Devon Fund ...............................   $ 135,799,696
 Undistributed net investment income ..........................          45,679
 Accumulated net realized gain on investments .................       5,363,284
 Net unrealized appreciation of investments ...................      25,993,865
                                                                  -------------
 Total net assets .............................................   $ 167,202,524
                                                                  =============

---------
*Non-income producing security
+Security out on loan

 Net Asset Value and Offering Price Per Share -
   Devon Fund A Class
 Net asset value A Class (A)  .....................................      $20.43
 Sales charge (4.75% of offering price, or 4.99% of
   amount invested per share) (B)  ................................        1.02
                                                                         ------
 Offering price ...................................................      $21.45
                                                                         ======

---------
(A) Net Asset Value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                            See accompanying notes
                                                           for total return 11

Delaware Group Equity Funds I, Inc. -
Devon Fund
Statement of Operations
Six Months Ended April 30, 1998
(Unaudited)
--------------------------------------------------------------------------------
 Investment Income:
 Dividends ...................................       $995,093
 Interest ....................................        224,559    $  1,219,652
                                                     --------

 Expenses:
 Management fees .............................        369,273
 Distribution expense ........................        342,737
 Dividend disbursing and transfer agent
   fees and expenses .........................        180,823
 Accounting and administration ...............         29,514
 Registration fees ...........................         26,500
 Reports and statements to shareholders ......         19,142
 Professional fees ...........................         11,698
 Taxes (other than taxes on income) ..........          3,420
 Directors' fees .............................          2,798
 Custodian fees ..............................          2,100
 Other .......................................          4,527         992,532
                                                     --------    ------------
 Less expenses absorbed by Delaware
   Management Company ........................                        (50,979)
                                                                 ------------
 Total Expenses ..............................                        941,553
                                                                 ------------
 Net Investment Income .......................                        278,099
                                                                 ------------

 Net Realized and Unrealized Gain
   on Investments:
 Net realized gain on investments ............                      5,332,786
 Net change in unrealized appreciation
   on investments ............................                     16,622,985
                                                                 ------------

 Net Realized and Unrealized Gain
   on Investments ............................                     21,955,771
                                                                 ------------
 Net Increase in Net Assets Resulting
   from Operations ...........................                   $ 22,233,870
                                                                 ============

                            See accompanying notes

Delaware Group Equity Funds I, Inc. -
Devon Fund
Statement of Changes in Net Assets
-----------------------------------------------------------------

                                                        Six Months           Year
                                                      Ended 4/30/98         Ended
                                                       (Unaudited)         10/31/97
-----------------------------------------------------------------------------------
 Operations:
 Net investment income ............................   $     278,099    $     488,121
 Net realized gain on investments .................       5,332,786        5,746,895
 Net change in unrealized appreciation
   on investments .................................      16,622,985        6,227,315
                                                      -------------     ------------
 Net increase in net assets resulting
   from operations ................................      22,233,870       12,462,331
                                                      -------------     ------------
 Distributions to shareholders from:
 Net investment income:
   A Class ........................................        (229,439)        (362,273)
   B Class ........................................         (17,778)         (55,613)
   C Class ........................................          (3,847)         (11,501)
   Institutional Class ............................         (41,307)         (70,878)
 Net realized gain from security transactions:
   A Class ........................................      (3,129,259)      (1,104,351)
   B Class ........................................      (1,831,176)        (264,305)
   C Class ........................................        (396,243)         (82,511)
   Institutional Class ............................        (354,447)        (216,937)
                                                      -------------     ------------
                                                         (6,003,496)      (2,168,369)
                                                      -------------     ------------

 Capital Share Transactions:
 Proceeds from shares sold:
   A Class ........................................      37,636,287       38,641,388
   B Class ........................................      23,698,694       22,994,757
   C Class ........................................       6,504,547        4,650,415
   Institutional Class ............................       3,971,133        3,219,483
 Net asset value of shares issued upon reinvestment
   of dividends from net investment income and
   net realized gain on security transactions:
   A Class ........................................       3,255,913        1,427,106
   B Class ........................................       1,765,196          309,109
   C Class ........................................         390,720           90,323
   Institutional Class ............................         395,728          287,815
                                                      -------------     ------------
                                                         77,618,218       71,620,396
                                                      -------------     ------------
 Cost of shares repurchased:
   A Class ........................................     (11,511,857)     (11,875,438)
   B Class ........................................      (2,237,120)        (689,717)
   C Class ........................................        (467,364)        (354,298)
   Institutional Class ............................      (2,073,513)      (2,002,961)
                                                      -------------     ------------
                                                        (16,289,854)     (14,922,414)
                                                      -------------     ------------
 Increase in net assets derived from capital
   share transactions .............................      61,328,364       56,697,982
                                                      -------------     ------------
 Net Increase in Net Assets .......................      77,558,738       66,991,944

 Net Assets:
 Beginning of period ..............................      89,643,786       22,651,842
                                                      -------------     ------------
 End of period ....................................   $ 167,202,524    $  89,643,786
                                                      =============    =============

                            See accompanying notes

12 for total return

Delaware Group Equity Funds I, Inc. - Devon Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period are as follows:


                                                                                  Devon Fund A Class
                                                       ---------------------------------------------------------------------
                                                          Six Months            Year Ended October 31,            12/29/93\1
                                                            Ended                                                    to
                                                        April 30, 1998       1997          1996         1995      10/31/94
                                                         (Unaudited)
 Net asset value, beginning of period ...............         $17.860       $14.610       $12.550      $10.830     $10.000

 Income from investment operations:
     Net investment income ..........................           0.070         0.182         0.216        0.207\2     0.136
     Net realized and unrealized gain from
        security transactions .......................           3.600         4.243         2.689        2.053       0.784
                                                              -------       -------       -------      -------     -------
     Total from investment operations ...............           3.670         4.425         2.905        2.260       0.920
                                                              -------       -------       -------      -------     -------

 Less dividends and distributions:
     Dividends from net investment income ...........          (0.070)       (0.210)       (0.205)      (0.220)     (0.090)
     Distributions from net realized gain on
        security transactions .......................          (1.030)       (0.965)       (0.640)      (0.320)         --
                                                              -------       -------       -------      -------     -------
     Total dividends and distributions ..............          (1.100)       (1.175)       (0.845)      (0.540)     (0.090)
                                                              -------       -------       -------      -------     -------

 Net asset value, end of period .....................         $20.430       $17.860       $14.610      $12.550     $10.830
                                                              =======       =======       =======      =======     =======

 Total return\3  ....................................          21.38%        32.11%        24.14%       21.98%      11.09%

 Ratios and supplemental data:
     Net assets, end of period (000 omitted) ........         $87,527       $49,262       $14,907       $8,846      $4,600
     Ratio of expenses to average net assets ........           1.28%         1.25%         1.25%        1.25%       1.25%
     Ratio of expenses to average net assets prior to
        expense limitation ..........................           1.36%         1.43%         1.84%        2.29%       3.26%
     Ratio of net investment income to average
        net assets ..................................           0.72%         1.14%         1.67%        1.82%       1.96%
     Ratio of net investment income (loss) to average
        net assets prior to expense limitation ......           0.64%         0.97%         1.08%        0.78%      (0.05%)
     Portfolio turnover .............................             51%           64%           80%          99%        180%
     Average commission rate paid\4 .................         $0.0600       $0.0600       $0.0600          N/A         N/A

---------
1\Date of initial public offering; ratios have been annualized and total return has not been annualized.
2\1995 per share information was based on the average shares outstanding method.
3\Does not include maximum sales charge of 4.75%.
4\Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                           for total return 13
Financial Highlights (Continued)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period are as follows:

                                                                                    Devon Fund B Class
                                                      --------------------------------------------------------------------
                                                        Six Months                 Year Ended October 31,         9/6/94\1
                                                          Ended                                                      to
                                                      April 30, 1998       1997            1996         1995      10/31/94
                                                       (Unaudited)
 Net asset value, beginning of period ......             $17.800         $14.540         $12.500      $10.820      $10.900

 Income from investment operations:
     Net investment income .................              0.010            0.081           0.136        0.127\2      0.027
     Net realized and unrealized gain (loss)
       from security transactions ..........              3.580            4.219           2.664        2.053       (0.077)
                                                        -------          -------         -------      -------      -------
     Total from investment operations ......              3.590            4.300           2.800        2.180       (0.050)
                                                        -------          -------         -------      -------      -------

 Less dividends and distributions:
     Dividends from net investment
       income ..............................             (0.010)          (0.075)         (0.120)      (0.180)      (0.030)
     Distributions from net realized gain on
       security transactions ...............             (1.030)          (0.965)         (0.640)      (0.320)          --
                                                        -------          -------         -------      -------      -------
     Total dividends and distributions .....             (1.040)          (1.040)         (0.760)      (0.500)      (0.030)
                                                        -------          -------         -------      -------      -------

 Net asset value, end of period ............            $20.350          $17.800         $14.540      $12.500      $10.820
                                                        =======          =======         =======      =======      =======

 Total return\3  ...........................             20.95%           31.21%          23.38%       21.09%       (0.46%)

 Ratios and supplemental data:
     Net assets, end of period
       (000 omitted) .......................            $57,320          $28,757          $3,399         $863         $115
     Ratio of expenses to average
       net assets ..........................              1.98%            1.95%           1.95%        1.95%        1.95%
     Ratio of expenses to average net assets
       prior to expense limitation .........              2.06%            2.12%           2.54%        2.99%        3.96%
     Ratio of net investment income to
       average net assets ..................              0.02%            0.44%           0.97%        1.12%        1.26%
     Ratio of net investment income (loss)
       to average net assets prior to
       expense limitation ..................             (0.06%)           0.26%           0.38%        0.08%       (0.75%)
     Portfolio turnover ....................                51%              64%             80%          99%         180%
     Average commission rate paid\4 ........            $0.0600          $0.0600         $0.0600          N/A          N/A

                         [RESTUBBED FROM TABLE ABOVE]

                                                                      Devon Fund C Class
                                                         --------------------------------------------
                                                           Six Months      Year Ended      11/29/95\1
                                                              Ended        October 31,         to
                                                          April 30, 1998      1997          10/31/96
                                                           (Unaudited)
 Net asset value, beginning of period ......                 $17.790         $14.530         $13.020

 Income from investment operations:
     Net investment income .................                   0.010           0.071           0.188
     Net realized and unrealized gain (loss)
       from security transactions ..........                   3.570           4.229           2.157
                                                             -------         -------         -------
     Total from investment operations ......                   3.580           4.300           2.345
                                                             -------         -------         -------

 Less dividends and distributions:
     Dividends from net investment
       income ..............................                  (0.010)         (0.075)         (0.195)
     Distributions from net realized gain on
       security transactions ...............                  (1.030)         (0.965)         (0.640)
                                                             -------         -------         -------
     Total dividends and distributions .....                  (1.040)         (1.040)         (0.835)
                                                             -------         -------         -------

 Net asset value, end of period ............                 $20.330         $17.790         $14.530
                                                             =======         =======         =======

 Total return\3  ...........................                  20.91%          31.24%          18.94%

 Ratios and supplemental data:
     Net assets, end of period
       (000 omitted) .......................                 $13,499          $5,876          $1,056
     Ratio of expenses to average
       net assets ..........................                   1.98%           1.95%           1.95%
     Ratio of expenses to average net assets
       prior to expense limitation .........                   2.06%           2.12%           2.54%
     Ratio of net investment income to
       average net assets ..................                   0.02%           0.44%           0.97%
     Ratio of net investment income (loss)
       to average net assets prior to
       expense limitation ..................                  (0.06%)          0.26%           0.38%
     Portfolio turnover ....................                     51%             64%             80%
     Average commission rate paid\4 ........                 $0.0600         $0.0600         $0.0600

---------
1\Date of initial public offering; ratios have been annualized and total return has not been annualized.
2\1995 per share information was based on the average shares outstanding method.
3\Does not include contingent deferred sales charge which varies from
  1%-4% depending upon the holding period for Devon Fund B Class and C Class. 4\Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

14 for total return

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period are as follows:



                                                                                  Devon Fund Institutional Class
                                                              --------------------------------------------------------------------
                                                                 Six Months            Year Ended October 31,           12/29/93\1
                                                                   Ended                                                   to
                                                               April 30, 1998    1997          1996          1995       10/31/94
                                                                (Unaudited)
 Net asset value, beginning of period ...................         $17.930       $14.670       $12.590       $10.860      $10.000

 Income from investment operations:
     Net investment income ..............................           0.123         0.211         0.267         0.241\2      0.201
     Net realized and unrealized gain
       from security transactions .......................           3.580         4.284         2.693         2.049        0.749
                                                                  -------       -------       -------       -------      -------
     Total from investment operations ...................           3.703         4.495         2.960         2.290        0.950
                                                                  -------       -------       -------       -------      -------

 Less dividends and distributions:
     Dividends from net investment income ...............          (0.123)       (0.270)       (0.240)       (0.240)      (0.090)
     Distributions from net realized gain on
       security transactions ............................          (1.030)       (0.965)       (0.640)       (0.320)          --
                                                                  -------       -------       -------       -------      -------
     Total dividends and distributions ..................          (1.153)       (1.235)       (0.880)       (0.560)      (0.090)
                                                                  -------       -------       -------       -------      -------

 Net asset value, end of period .........................         $20.480       $17.930       $14.670       $12.590      $10.860
                                                                  =======       =======       =======       =======      =======

 Total return ...........................................          21.51%        32.57%        24.56%        22.26%       11.45%

 Ratios and supplemental data:
     Net assets, end of period (000 omitted) ............          $8,857        $5,749        $3,290        $2,870       $2,516
     Ratio of expenses to average net assets ............           0.98%         0.95%         0.95%         0.95%        0.95%
     Ratio of expenses to average net assets prior to
       expense limitation ...............................           1.06%         1.12%         1.54%         1.99%        2.96%
     Ratio of net investment income to average
       net assets .......................................           1.04%         1.44%         1.97%         2.12%        2.26%
     Ratio of net investment income to average net assets
       prior to expense limitation ......................           0.96%         1.27%         1.38%         1.08%        0.25%
     Portfolio turnover .................................             51%           64%           80%           99%         180%
     Average commission rate paid (3) ...................         $0.0600       $0.0600       $0.0600           N/A          N/A

---------
1\Date of initial public offering; ratios have been annualized and total return has not been annualized.
2\1995 per share information was based on the average shares outstanding method.
3\Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

Delaware Group Equity I, Inc. - Devon Fund
Notes to Financial Statements
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Delaware Group Equity Funds I, Inc.- formerly known as Delaware Group Delaware Fund, Inc., is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Delaware Group Equity Funds I is registered as a Maryland Corporation and currently offers two Series, Delaware Fund and Devon Fund. These financial statements and related notes pertain to Devon Fund (the "Fund"). The Fund offers four classes of shares. The Devon Fund A Class carries a front end sales charge of 4.75%. The Devon Fund B Class carries a back end sales charge. The Devon Fund C Class carries a level load deferred sales charge and Devon Fund Institutional Class has no sales charge. The Fund's objective is to seek current income and capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

                                                           for total return 15

Delaware Fund
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Mutual Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Investments Family of Mutual Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of .60% on the first $500 million of average daily net assets of the Fund and 0.50% on the average daily net assets over $500 million. At April 30, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $191,613.

DMC has elected to waive its fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, exceed 1.00% of average daily net assets of the Fund through April 30, 1998. Total expenses absorbed by DMC for the six-month period ended April 30, 1998 were $50,979.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agency and accounting services for the Fund. For the six-month period ended April 30, 1998, the Fund expensed $180,823 for dividend disbursing and transfer agency services and $29,514 for accounting services. At April 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC for $51,175.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. At April 30, 1998, the Fund had a liability for distribution fees and other expenses payable to DDLP for $74,515.

For the six-month period ended April 30, 1998, DDLP earned $97,268 for commissions on sales of the Fund A Class shares. Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six-month period ended April 30, 1998, the Fund made purchases of $71,185,950 and sales of $29,171,596 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $25,983,763 of which $26,927,792 related to unrealized appreciation of securities and $944,029 related to unrealized depreciation of securities. At April 30, 1998, the aggregate cost of securities for federal tax purposes was $142,000,312.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                     Six Months       Year
                                                    Ended 4/30/98    Ended
                                                     (Unaudited)    10/31/97
                                                    -------------   --------
 Shares sold:
     A Class .....................................    1,949,213     2,349,807
     B Class .....................................    1,218,033     1,401,315
     C Class .....................................      335,701       272,642
     Institutional Class .........................      199,398       197,224

 Shares issued upon reinvestment of dividends from
     net investment income and net realized gains
     from security transactions:
     A Class .....................................      180,600        96,188
     B Class .....................................       98,401        20,945
     C Class .....................................       21,804         6,167
     Institutional Class .........................       21,892        19,481
                                                     ----------    ----------
                                                      4,025,042     4,363,769
                                                     ----------    ----------

 Shares repurchased:
     A Class .....................................     (603,803)     (708,508)
     B Class .....................................     (115,088)      (40,605)
     C Class .....................................      (23,882)      (21,081)
     Institutional Class .........................     (109,545)     (120,222)
                                                     ----------    ----------
                                                       (852,318)     (890,416)
                                                     ----------    ----------

 Net Increase ....................................    3,172,724     3,473,353
                                                     ==========    ==========

5. Lines of Credit
The Fund has a committed line of credit for $3,300,000. No amount was outstanding at April 30, 1998, or at any time during the fiscal year.

6. Securities Lending
Securities on loan are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at April 30, 1998 was $34,137,932 and $34,820,691, respectively.

This Semi-annual report is for the information of Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Devon Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware Investment Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Right Delaware Distributors, L.P.

Printed in the USA
on recycled paper

SA-039 [4/98] PP6/98
(743)